Bernzott U.S. Small Cap Value Fund Ticker Symbol: BSCVX
Summary Prospectus	October 1, 2023

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://www.bcafunds.com/resources.html. You may also obtain this information at no cost by calling 1-877-998-9880 or by sending an e-mail request to info@bernzott.com. The Fund’s Prospectus and SAI, both dated October 1, 2023 (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Bernzott U.S. Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (Rule 12b-1) fees	None
Other expenses	0.32%
Total annual fund operating expenses	1.12%
Fees waived and/or expenses reimbursed[1]	(0.17%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.95%

[1]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until September 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$339	$600	$1,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stock of small capitalization companies that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Fund’s advisor focuses on companies that it believes to be undervalued and underappreciated by the general market. The Fund considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization no greater than that of the largest company in the Russell 2000 Value Index during the most recent 12-month period (approximately $10.83 billion during the 12-month period ended June 30, 2023). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the Fund in the sole discretion of the Fund’s advisor. The Fund will generally hold between 25 and 35 positions. In addition, the Fund may invest in exchange-traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices and are traded on exchanges.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Focused Investing Risk. Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers, and the value of its shares may be more volatile than a fund that invests in a larger number of issuers.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Due to the Fund’s investment strategies, during periods of high market returns the Fund’s investment returns may trail those of the Russell 2000 Value Index, the Fund’s benchmark index.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.bcafunds.com, or by calling the Fund at 1-877-998-9880. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

The year-to-date return as of June 30, 2023, was 1.50%.

Highest Calendar Quarter Return at NAV	26.66%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(33.05)%	Quarter Ended 03/31/2020

Average Annual Total Returns for Period Ended December 31, 2022	One Year	Five Years	Ten Years
Return Before Taxes	(21.84)%	3.62%	7.97%
Return After Taxes on Distributions*	(23.97)%	0.61%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares*	(11.20)%	2.66%	6.14%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	(14.48)%	4.13%	8.48%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Bernzott Capital Advisors (the “Advisor” or “Bernzott”).

Portfolio Managers

The portfolio management team is comprised of Kevin Bernzott, Chairman and Chief Executive Officer, Robert Fitzpatrick, CFA, Portfolio Manager and Analyst, and Jeff Karansky, Portfolio Manager and Analyst. Mr. Bernzott has served as a portfolio manager of the Fund since its inception in June 2012. Mr. Fitzpatrick and Mr. Karansky have served as portfolio managers of the Fund since August 2023. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$25,000	$5,000
Direct Retirement Accounts	$10,000	$1,000
Automatic Investment Plan	$10,000	$500
Gift Account For Minors	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.